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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): January 24, 2005


                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-1 to be formed pursuant to a
      Trust Agreement, to be entered into relating to the GSAA Home Equity
             Trust 2005-1, Asset-Backed Certificates, Series 2005-1)
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-120274               13-3387389
-----------------------------  -------------------------- ---------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)


           85 Broad Street, New York, New York                    10004
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       (Address of Principal Executive Offices)                 (Zip Code)



                                 (212) 902-1000
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                 (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Section 9  Financial Statements and Exhibits
---------  ---------------------------------

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

         Not applicable.

(b)  Pro forma financial information.
     -------------------------------

         Not applicable.

(c)  Exhibits.
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5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP.

23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and
       8.1).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 27, 2005


                                            GS MORTGAGE SECURITIES CORP.



                                            By:/s/ Michelle Gill
                                               -------------------------------
                                               Name:   Michelle Gill
                                               Title:  Vice President

                                  Exhibit Index
                                  -------------

Exhibit Index
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Exhibit                                                                 Page
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5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP                      7

23.1   Consent of Sidley Austin Brown & Wood LLP (included in
       Exhibits 5.1 and 8.1)